INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
INCOME TAXES
11.	INCOME TAXES

The Company’s effective tax rate decreased to 36.8% for the three months ended March 31, 2013 from 39.8% for three months ended March 31, 2012 primarily due to the Company’s federal research tax credit and domestic production activities deduction.

On January 2, 2013, the American Taxpayer Relief Act of 2012 (the Act) was enacted into law, which included an extension of the federal research tax credit and other tax credits through December 31, 2013. While Congress approved a retroactive extension of certain business tax provisions that expired at the end of 2011 and 2012, under U.S. GAAP, the financial accounting effects of the Act are to be reported in the first quarter of calendar year 2013, the quarter in which the legislation was enacted. As a result, during the first quarter of 2013, the Company recorded a discrete tax benefit of $0.8 million for its 2012 federal research tax credit.

As of December 31, 2012 and March 31, 2013, the Company had unrecognized tax benefits of $4.4 million and $5.0 million, respectively, of which $4.1 million and $4.6 million, respectively, would affect the Company’s effective tax rate if recognized.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. During the three months ended March 31, 2012 and 2013, the Company recognized potential interest and penalties of $51,000 and $19,000, respectively. As of December 31, 2012 and March 31, 2013, the Company had established reserves of approximately $194,000 and $213,000, respectively, for accrued potential interest and penalties related to uncertain tax positions. To the extent interest and penalties are not assessed with respect to uncertain tax positions, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision.

The Company files income tax returns in the United States Federal jurisdiction and in many state and foreign jurisdictions. The tax years 2007 through 2011 remain open to examination by the major taxing jurisdictions to which the Company is subject. The IRS has initiated an examination of the Company’s 2009 federal income tax return. While the ultimate outcome of the audit is uncertain, management does not currently believe that the outcome will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

The Company anticipates that total unrecognized tax benefits will decrease by approximately $121,000 over the next 12 months due to the expiration of certain statutes of limitations and settlement of tax audits.

13.    INCOME TAXES

The provision for income taxes, continuing operations, consists of the following components (in thousands):

	Year Ended December 31,
	2010	2011	2012
Current:
Federal	$70,210	$54,615	$76,563
State	14,708	12,076	16,408

Total current	84,918	66,691	92,971

Deferred:
Federal	(1,133)	12,113	(4,733)
State	(1,503)	2,333	(1,225)

Total deferred	(2,636)	14,446	(5,958)

Total provision for income taxes, continuing operations	$82,282	$81,137	$87,013

A reconciliation of the statutory United States income tax rate to the effective income tax rate for continuing operations follows:

	Year Ended December 31,
	2010	2011	2012
Statutory federal tax rate	35.0%	35.0%	35.0%
State taxes (net of federal benefit)	4.3	4.5	4.3
Domestic production activities deduction	—	—	(3.4)
Other	0.8	0.1	(0.1)
Change in valuation allowance	(0.2)	—	—

Effective tax rate, continuing operations	39.9%	39.6%	35.8%

The Company’s annual effective tax rate for its continuing operations decreased to 35.8% for the year ended December 31, 2012 from 39.6% for the year ended December 31, 2011. This decrease includes $6.8 million of discrete items recorded during 2012 primarily due to the Company’s domestic production activities deduction and utilization of foreign tax credits against federal income taxes. During 2012, the Company completed an analysis of its domestic production activities deduction which resulted in a net tax benefit of $6.1 million for years 2008 through 2011, and a tax benefit of $2.6 million for 2012 reflected in the annual effective tax rate for 2012. The decrease in the Company’s effective tax rate from continuing operations was partially offset by a change in estimate attributed to a worthless stock loss deduction of NGM Services. Decreases in the Company’s effective tax rate were also partially offset by benefits recorded in 2011 related to the realizability of net operating losses associated with the acquisition of Quova, Inc. and federal research tax credits. The Company’s annual effective tax rate decreased to 39.6% for the year ended December 31, 2011 from 39.9% for the year ended December 31, 2010 primarily due to benefits for federal research tax credits and a change in estimate of the realizability of acquired Quova, Inc. net operating losses partially offset by settlement of the Company’s Internal Revenue Service (IRS) Examination and TARGUSinfo acquisition-related costs and stock repurchase costs, which are nondeductible for tax purposes.

On February 7, 2011, the Company sold certain business assets and liabilities of NGM Services and its subsidiaries, a portion of the Converged Messaging Services business. The Company treated the common stock of NGM Services as worthless for U.S. income tax purposes in its 2011 U.S. federal and state income tax returns. The Company recorded an income tax benefit of $42.7 million for the three months ended March 31, 2011 within discontinued operations, which primarily represents the book and tax basis differences associated with its investment in NGM Services.

The Company realized certain tax benefits related to nonqualified and incentive stock option exercises in the amounts of $1.6 million, $4.5 million and $9.0 million for the years ended December 31, 2010, 2011 and 2012, respectively. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred income taxes are as follows (in thousands):

	December 31,
	2011	2012
Deferred tax assets:
Domestic NOL carryforwards	$11,088	$9,538
Foreign NOL carryforwards	43,748	1,785
Restructuring accrual	1,374	20
Deferred revenue	4,234	4,078
Accrued compensation	5,437	6,344
Stock-based compensation expense	21,832	17,795
Realized losses on investments	1,189	1,181
Deferred rent	4,638	5,375
Other	3,410	2,295

Total deferred tax assets	96,950	48,411
Valuation allowance	(45,971)	(3,965)

Total deferred tax assets, net	50,979	44,446

Deferred tax liabilities:
Unbilled receivables	(2,184)	(2,507)
Depreciation and amortization	(39,859)	(46,141)
Identifiable intangible assets	(118,246)	(99,598)
Deferred costs	(3,493)	(3,213)
Other	(417)	(424)

Total deferred tax liabilities	(164,199)	(151,883)

Net deferred tax liabilities	$(113,220)	$(107,437)

As of December 31, 2012, the Company had U.S. net operating loss carryforwards for federal tax purposes of approximately $20.2 million which expire, if unused, in various years from 2020 to 2030. During 2012, the Company completed its evaluation of limitations that apply to its U.K. net operating losses as a result of the sale of certain assets and liabilities of NGM Services and its subsidiaries. As of December 31, 2012, the Company had $5.5 million of net operating losses that are ultimately available for carryforward indefinitely under U.K. tax law and the Company has a full valuation allowance against its deferred tax asset associated with its U.K. net operating loss carryforwards. As of December 31, 2012, the Company had other foreign net operating loss carryforwards of approximately $2.9 million, of which $2.3 million can be carried forward indefinitely under current local tax laws and $0.6 million which expire, if unused, in years beginning 2016.

As of December 31, 2012, the amount of earnings from foreign subsidiaries that the Company considers indefinitely reinvested and for which deferred taxes have not been provided was approximately $2.9 million. It is not practicable to determine the income tax liability that would be payable if such earnings were not indefinitely reinvested.

As of December 31, 2011 and 2012, the Company had unrecognized tax benefits of $1.6 million and $4.4 million, respectively, of which $1.6 million and $4.1 million, respectively, would affect the Company’s effective tax rate if recognized. The net increase in the liability for unrecognized income tax benefits is as follows (in thousands):

Balance at January 1, 2010	$1,072
Increase related to current year tax positions	95
Increase related to prior year tax positions	—
Reductions due to lapse in statutes of limitations	(8)

Balance at December 31, 2010	1,159
Increase related to current year tax positions	195
Increase related to prior year tax positions	715
Positions assumed in TARGUSinfo acquisition	259
Reductions due to lapse in statutes of limitations	(618)
Settlements	(144)

Balance at December 31, 2011	1,566
Increase related to current year tax positions	802
Increase related to prior year tax positions	2,739
Positions assumed in TARGUSinfo acquisition	147
Reductions due to lapse in statutes of limitations	(545)
Settlements	(306)

Balance at December 31, 2012	$4,403

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. During the years ended December 31, 2010, 2011 and 2012, the Company recognized potential interest and penalties of $26,000, $118,000 and $138,000 respectively including interest related to uncertain tax positions of acquired companies. As of December 31, 2011 and 2012, the Company had established reserves of approximately $153,000 and $194,000 for accrued potential interest and penalties related to uncertain tax positions, respectively. To the extent interest and penalties are not assessed with respect to uncertain tax positions, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision. During the year ended December 31, 2012, accrued interest and penalties decreased by $97,000 due to settlements and expiration of certain statutes of limitations.

The Company files income tax returns in the United States Federal jurisdiction and in many state and foreign jurisdictions. The tax years 2007 through 2011 remain open to examination by the major taxing jurisdictions to which the Company is subject. The IRS has initiated an examination of the Company’s 2009 federal income tax return. While the ultimate outcome of the audit is uncertain, management does not currently believe that the outcome will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

The Company anticipates that total unrecognized tax benefits will decrease by approximately $121,000 over the next 12 months due to the expiration of certain statutes of limitations.